UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): December 30, 2004


                            HealthSouth Corporation
                            -----------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


               1-10315                             63-0860407
               -------                             ----------
      (Commission File Number)            (IRS Employer Identification No.)


               One HealthSouth Parkway, Birmingham, Alabama 35243
               --------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    Entry into a Material Definitive Agreement.

         On January 5, 2005, HealthSouth Corporation (the "Company") filed a request with the Securities and Exchange Commission (the "Commission") seeking confidential treatment of certain information which it redacted from Exhibits
10.1 and 10.3 to the Company's Current Report on Form 8-K filed with the Commission on January 5, 2005 (the "Original Filing"). The Company has withdrawn its request with the Commission for confidential treatment of the information redacted in the Original Filing. This amendment is filed to include Exhibits 10.1 and 10.3 to the Original Filing without any redacted information.

ITEM 9.01.    Financial Statements and Exhibits.

(c)  Exhibits.

See Exhibit Index.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HEALTHSOUTH CORPORATION


                                  By:  /s/ Gregory L. Doody
                                       ----------------------------
                                       Name:  Gregory L. Doody
                                       Title: Executive Vice President,
                                                General Counsel and Secretary


Dated:  September 7, 2005

                                 EXHIBIT INDEX


Exhibit Number           Description
--------------           -----------

     10.1 Settlement Agreement, dated as of December 30, 2004, by and among HealthSouth Corporation, the United States of America, acting through the entities named therein and certain other parties named therein.

     10.3 Administrative Settlement Agreement, dated as of December 30, 2004, by and among the United States Department of Health and Human Services acting through the Centers for Medicare & Medicaid Services and its officers and agents, including, but not limited to, its fiscal intermediaries, and HealthSouth Corporation.